                                 NORTHPARK MALL
                            PROJECT DESIGNATOR: NPRK
                             ANNUAL CASH FLOW REPORT
                          BEGINNING 1/1/96 FOR 12 YEARS

                            CY1996       CY1997      CY1998       CY1999       CY2000       CY2001       CY2002       CY2003
INCOME
------
MINIMUM RENT:
ALL TENANTS              6,462,543    7,309,436   7,927,463    8,186,897    8,316,039    8,543,046    8,864,952    9,067,934
FREE RENT                 (155,703)    (275,529)    (30,435)           0            0            0            0            0
                        ----------   ----------  ----------   ----------   ----------   ----------   ----------   ----------
TOTAL MINIMUM RENT       6,306,840    7,033,907   7,897,028    8,186,897    8,316,039    8,543,046    8,864,952    9,067,934

RECOVERIES:
HVC-HVAC INCOME          1,418,615    1,580,607   1,692,046    1,747,806    1,770,953    1,827,518    1,880,341    1,920,633
CAM-MALL SHOPS           1,638,507    1,823,852   1,932,767    2,018,862    2,068,500    2,141,822    2,202,377    2,265,988
TAX-MALL SHOPS             641,661      556,620     576,950      597,555      618,135      640,286      662,662      685,806
ADD'L CAM-CAP. EXP.              0      188,615     186,622            0            0            0            0            0
ANCHOR CONTRIB.            580,910      595,626     610,857      626,622      653,188      683,721      701,199      719,289
                        ----------   ----------  ----------   ----------   ----------   ----------   ----------   ----------
TOTAL RECOVERIES         4,279,693    4,745,320   4,999,242    4,990,845    5,110,776    5,293,347    5,446,579    5,591,716

OVERAGE RENT               314,209      332,451     341,370      364,215      353,980      357,806      288,648      331,853

SALES VOLUME (000)          73,794       75,935      78,958       82,118       83,788       87,486       90,300       92,887
                        ----------   ----------  ----------   ----------   ----------   ----------   ----------   ----------
GROSS RENTAL
  INCOME                10,900,742   12,111,678  13,237,640   13,541,957   13,780,795   14,194,199   14,600,179   14,991,503
CREDIT LOSS               (309,594)    (460,643)   (631,341)    (645,767)    (656,379)    (675,523)    (694,950)    (713,609)
TEMP. TENANT/RMU'S         160,000      164,800     169,744      174,836      180,081      185,484      191,048      196,780
MISCELLANEOUS               40,000       41,200      42,436       43,709       45,020       46,371       47,762       49,195
                        ----------   ----------  ----------   ----------   ----------   ----------   ----------   ----------
TOTAL INCOME            10,791,148   11,857,035  12,818,479   13,114,735   13,349,517   13,750,531   14,144,039   14,523,869

EXPENSES
--------
COMMON AREA MAINT.       1,930,000    1,997,550   2,067,464    2,139,825    2,214,719    2,292,234    2,372,462    2,455,498
REAL ESTATE TAXES          545,000      564,075     583,818      604,251      625,400      647,289      669,944      693,392
NON-CAM UTILITIES          977,555    1,075,826   1,131,807    1,169,491    1,181,176    1,213,207    1,235,839    1,258,583
WATER & SEWER EXP.          38,336       42,189      44,385       45,862       46,321       47,577       48,464       49,356
ADD'L CAM-CAP. EXP.              0      200,000     200,000            0            0            0            0            0
GENERAL & ADMIN.           260,000      269,100     278,519      288,267      298,356      308,798      319,606      330,793
MARKETING EXPENSE          100,000      103,500     107,123      110,872      114,752      118,769      122,926      127,228
MISCELLANEOUS               30,000       30,900      31,827       32,782       33,765       34,778       35,822       36,896
MANAGEMENT FEE             198,631      220,991     247,152      256,533      260,100      267,025      274,608      281,993
                        ----------   ----------  ----------   ----------   ----------   ----------   ----------   ----------
TOTAL EXPENSES           4,079,522    4,504,131   4,692,095    4,647,883    4,774,589    4,929,677    5,079,671    5,233,739
                        ----------   ----------  ----------   ----------   ----------   ----------   ----------   ----------
NET OPERATING
  INCOME                 6,711,626    7,352,904   8,126,384    8,466,852    8,574,928    8,820,854    9,064,368    9,290,130

ALTERATIONS                175,823      126,502     174,980       28,778      121,531       40,892       92,835       72,109
COMMISSIONS                 38,207       47,358      72,055       12,388       50,547       18,976       41,623       31,237
REPL'MENT RESERVE           46,451       48,077      49,760       51,501       53,304       55,170       57,100       59,099
CAPITAL REPAIRS                  0    1,800,000   1,800,000            0            0            0            0            0
                        ----------   ----------  ----------   ----------   ----------   ----------   ----------   ----------
CASH FLOW                6,451,145    5,330,967   6,029,589    8,374,185    8,349,546    8,705,816    8,872,810    9,127,685

                             CY2004      CY2005       CY2006      CY2007
INCOME
------
MINIMUM RENT:
ALL TENANTS               9,309,652    9,942,488   10,320,152  11,189,218
FREE RENT                         0            0            0           0
                         ----------   ----------   ----------  ----------
TOTAL MINIMUM RENT        9,309,652    9,942,488   10,320,152  11,189,218

RECOVERIES:
HVC-HVAC INCOME           1,927,805    1,976,131    1,982,353   2,077,242
CAM-MALL SHOPS            2,302,467    2,350,128    2,383,590   2,445,446
TAX-MALL SHOPS              709,120      733,984      756,481     781,143
ADD'L CAM-CAP. EXP.               0            0            0           0
ANCHOR CONTRIB.             738,013      767,641      794,521     815,280
                         ----------   ----------   ----------  ----------
TOTAL RECOVERIES          5,677,405    5,827,884    5,916,945   6,119,111

OVERAGE RENT                363,813      248,568      286,760     312,626

SALES VOLUME (000)           95,068       99,338      103,623     107,266
                         ----------   ----------   ----------  ----------
GROSS RENTAL
  INCOME                 15,350,870   16,018,940   16,523,857  17,620,954
CREDIT LOSS                (730,643)    (762,565)    (786,469)   (840,284)
TEMP. TENANT/RMU'S          202,683      208,764      215,027     221,477
MISCELLANEOUS                50,671       52,191       53,757      55,369
                         ----------   ----------   ----------  ----------
TOTAL INCOME             14,873,581   15,517,330   16,006,171  17,057,516

EXPENSES
--------
COMMON AREA MAINT.        2,541,440    2,630,391    2,722,454   2,817,740
REAL ESTATE TAXES           717,661      742,779      768,776     795,683
NON-CAM UTILITIES         1,266,078    1,290,657    1,295,512   1,344,087
WATER & SEWER EXP.           49,650       50,614       50,804      52,709
ADD'L CAM-CAP. EXP.               0            0            0           0
GENERAL & ADMIN.            342,370      354,353      366,756     379,592
MARKETING EXPENSE           131,681      136,290      141,060     145,997
MISCELLANEOUS                38,003       39,143       40,317      41,527
MANAGEMENT FEE              290,204      305,731      318,207     345,055
                         ----------   ----------   ----------  ----------
TOTAL EXPENSES            5,377,087    5,549,958    5,703,886   5,922,390
                         ----------   ----------   ----------  ----------
NET OPERATING
  INCOME                  9,496,494    9,967,372   10,302,285  11,135,126

ALTERATIONS                 264,606      213,181      424,620     306,413
COMMISSIONS                 110,748       83,729      188,142     131,175
REPL'MENT RESERVE            61,167       63,308       65,524      67,817
CAPITAL REPAIRS                   0            0            0           0
                         ----------   ----------   ----------  ----------
CASH FLOW                 9,059,973    9,607,154    9,623,999  10,629,721

================================================================================
RECENT LEASING ACTIVITY - Mall Shop Tenants By Size
Northpark Mall (Ridgeland, Mississippi)
Cushman & Wakefield, Inc.
--------------------------------------------------------------------------------

                                    Lease                  Initial    Initial      Final       Final     % Change
    Tenant Category                 Term        Area       Annual      Rent/       Annual      Rent/      in Rent
     (By Size/Area)                 (Yrs)      (Sq/Ft)      Rent       Sq/Ft        Rent       Sq/Ft     Over Term
===================================================================================================================
1. Tenants < 750sf
   Sunglass Hut(3/96)                10.0         620      $45,000     $72.58      $45,000     $72.58        0.0%
   Claire's Boutique(7/95)           10.0         728      $38,000     $52.20      $42,000     $57.69       10.5%
   Anne's Pretzel(8/96)              10.0         550      $40,000     $72.73      $40,000     $72.73        0.0%
   We Love Yogurt(1/96)              10.0         690      $42,500     $61.59      $47,500     $68.84       11.8%
   Sweet Factory(6/96)               10.0         688      $38,000     $55.23      $46,000     $66.86       21.1%
   Sunglass Hut Int'l(1/96)          10.0         570      $42,000     $73.68      $42,000     $73.68        0.0%
   ------------------------          ----       -----     --------     ------     --------     ------       -----
   Subtotal:                  6      10.0       3,846     $245,000     $63.83     $262,500     $68.25        6.9%
-------------------------------------------------------------------------------------------------------------------
2. Tenants 750-1200 sf
   Master Cuts(3/95)                 10.0       1,095      $32,000     $29.22      $39,999     $36.53       25.0%
   Easy Spirit(7/95)                 10.0       1,040      $43,680     $42.00      $43,680     $42.00        0.0%
   Reeds Jewelers(2/95)              10.0       1,073      $60,000     $55.92      $60,000     $55.92        0.0%
   Friedmans(11/95)                  10.0         904      $50,000     $55.31      $60,000     $66.37       20.0%
   ------------------------          ----       -----     --------     ------     --------     ------       -----
   Subtotal:                  4      10.0       4,112     $185,680     $45.16     $203,679     $49.53        9.7%
-------------------------------------------------------------------------------------------------------------------
3. Tenants 1201-2000 sf
   Sports Ave.(11/95)                10.0       1,396      $41,880     $30.00      $48,860     $35.00       16.7%
   Nine West(4/95)                   10.0       1,206      $45,225     $37.50      $45,225     $37.50        0.0%
   Trade Secrets(10/95)              10.0       1,367      $36,007     $26.34      $38,003     $27.80        5.5%
   Micheals Jewlers(10/95)           10.0       1,525      $50,325     $33.00      $56,425     $37.00       12.1%
   ------------------------          ----       -----     --------     ------     --------     ------       -----
   Subtotal:                  4      10.0       5,494     $173,437     $31.57     $188,513     $34.31        8.7%
-------------------------------------------------------------------------------------------------------------------
4. Tenants 2001-3500 sf
   Cyberstation(6/95)                10.0       2,810      $67,500     $24.02      $67,500     $24.02        0.0%
   Lady Footlocker(11/95)            10.0       2,658      $65,015     $24.46      $75,000     $28.22       15.4%
   Pacific Sunwear(9/95)             10.0       2,240      $57,994     $25.89      $66,000     $29.46       13.8%
   Underground(7/96)                 10.0       2,032      $50,800     $25.00      $50,800     $25.00        0.0%
   Bath & Body(3/95)                 10.0       2,527      $68,229     $27.00      $68,229     $27.00        0.0%
   Cache(9/96)                       10.0       2,087      $52,175     $25.00      $52,175     $25.00        0.0%
   ------------------------          ----      ------     --------     ------     --------     ------       -----
   Subtotal:                  6      10.0      14,354     $361,712     $25.20     $379,704     $26.45        5.0%
-------------------------------------------------------------------------------------------------------------------
5. Tenants 3501-5000 sf
   Williams Sonoma(10/95)            13.0       3,838      $76,760     $20.00      $76,760     $20.00        0.0%
   Limited Too(3/95)                 12.0       4,055     $101,375     $25.00     $101,375     $25.00        0.0%
   Rack Room Shoes(4/96)             10.0       4,898     $107,756     $22.00     $107,756     $22.00        0.0%
   ------------------------          ----      ------     --------     ------     --------     ------       -----
   Subtotal:                  3      11.7      12,791     $285,891     $22.35     $285,891     $22.35        0.0%
-------------------------------------------------------------------------------------------------------------------
6. Tenants 5001-10000 sf
   Banana Republic(3/95)              5.0       5,112     $132,912     $26.00     $143,136     $28.00       7.7%
   The Gap(5/95)                      8.0       8,785     $351,400     $40.00     $351,400     $40.00       0.0%
   Ann Taylor(9/95)                  10.0       5,427     $135,675     $25.00     $135,675     $25.00       0.0%
   The Finish Line(11/95)            10.0       6,255     $100,080     $16.00     $125,100     $20.00      25.0%
   Gap Kids(3/95)                     5.0       5,093     $149,123     $29.28     $157,934     $31.01       5.9%
   Warner Bros.(4/95)                12.0       7,414     $185,350     $25.00     $185,350     $25.00       0.0%
   ------------------------          ----      ------   ----------     ------   ----------     ------      -----
   Subtotal:                  6       8.3      38,086   $1,054,540     $27.69   $1,098,595     $28.85       4.2%
-------------------------------------------------------------------------------------------------------------------
7. Tenants > 10000 sf
   Abercrobe & Fitch(8/96)           12.0      10,600     $243,800     $23.00     $243,800     $23.00       0.0%
   ------------------------          ----      ------   ----------     ------   ----------     ------      -----
   Subtotal:                  1      12.0      10,600     $243,800     $23.00     $243,800     $23.00       0.0%
===================================================================================================================
Survey Total:                30      10.3      89,283   $2,550,560     $28.57   $2,662,682     $29.82       4.4%
===================================================================================================================

================================================================================
AVERAGE MALL SHOP RENT CALCULATION
Northpark Mall
Cushman & Wakefield, Inc.
================================================================================
    Suite Size           Applicable        Pro-Rata        Initial      Weighted
    Category               Sq/Ft            Share        Market Rent     Average
================================================================================

------------------
In-Line Mall Shops
------------------

 Under -    750 SF         8,985 SF          2.90%          $60.00        $1.74
   751 -  1,200 SF        17,643 SF          5.70%          $45.00        $2.56
 1,201 -  2,000 SF        38,200 SF         12.34%          $30.00        $3.70
 2,001 -  3,500 SF        70,478 SF         22.76%          $27.50        $6.26
 3,501 -  5,000 SF        54,102 SF         17.47%          $25.00        $4.37
 5,001 - 10,000 SF       109,667 SF         35.41%          $22.50        $7.97
  Over - 10,000 SF        10,600 SF          3.42%          $20.00        $0.68
================================================================================
Mall Shop Average Rent:  309,675 SF        100.00%                       $27.28
================================================================================

================================================================================

COMMON AREA MAINTENANCE EXPENSE COMPARABLES
Cushman & Wakefield, Inc.

------------------------------------------------------------------------------------------------------------------------------------
                                      Budget    Year       No.      Total          Shop        Budgeted         Expense
 No.  Area Location            State   Year     Built    Stories     GLA            GLA       CAM Expense      Per Sq/Ft    Location
====================================================================================================================================
  1  Saratoga County MSA        NY     1995   1990/91/93    1       656,501       256,668      $1,900,000        $7.40      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  2  Syracuse MSA               NY     1995   1954/96       2     1,035,525       410,818      $2,750,000        $6.69      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  3  Syracuse MSA               NY     1995   1988/94       1       776,571       311,557      $2,100,000        $6.74      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  4  Rochester MSA              NY     1995   1967/93       2     1,533,574       495,040      $3,265,000        $6.60      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  5  Jefferson County MSA       NY     1995   1986/93       1       635,765       209,873        $922,000        $4.39      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  6  Buffalo MSA                NY     1996   1985/89       1       753,105       285,771      $1,665,000        $5.83      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  7  White Plains MSA           NY     1995   1980/93       4       882,689       326,774      $3,190,000        $9.76      Urban
------------------------------------------------------------------------------------------------------------------------------------
  8  Fairfield County MSA       CT     1995   1986/91       2     1,270,146       499,868      $3,583,000        $7.17      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  9  Meriden MSA                CT     1994   1971/94       2       711,626       292,877      $2,550,000        $8.71      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 10  Worcester County MSA       MA     1996   1971/87       1       445,875       182,372      $1,410,000        $7.73      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 11  Boston MSA                 MA     1995   1980/93       1       322,120       155,080      $1,600,000       $10.32      Urban
------------------------------------------------------------------------------------------------------------------------------------
 12  Bristol County MSA         MA     1995   1992          2     1,005,595       349,107      $2,055,000        $5.89      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 13  Bristol County MSA         MA     1995   1987/89       2       967,363       374,630      $2,762,000        $7.37      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 14  Essex County MSA           MA     1995   1993/94       2       863,344       329,065      $2,315,000        $7.04      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 15  Kingston MSA               MA     1994   1989/92       1       771,007       295,562      $1,682,000        $5.69      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 16  Burlington MSA             VT     1995   1979/89/92    1       490,424       185,398      $1,000,000        $5.39      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 17  Bucks County MSA           PA     1995   1968/75       1       348,309       305,212      $1,824,000        $5.98      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 18  Westminster MSA            MD     1995   1987/94       1       524,964       193,557      $1,350,000        $6.97      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 19  Washington-Baltimore       MD     1995   1979/93       2       661,639       245,217      $1,880,000        $7.67      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 20  Baltimore MSA              MD     1995   1956/91       1       863,376       242,376      $1,940,000        $8.00      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 21  Prince William Cty. MSA    VA     1995   1972/96       1       716,796       278,494      $1,600,000        $5.75      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 22  Arlington MSA              VA     1994   1986          4       491,057       222,800      $1,930,000        $8.66      Urban
------------------------------------------------------------------------------------------------------------------------------------
 23  Chicago/DuPage County      IL     1995   1962/91       1     2,012,865       830,287      $5,790,000        $6.97      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 24  Chicago/DuPage County      IL     1995   1975/96       2     1,477,103       569,926      $4,928,000        $8.65      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 25  Chicago/Cook County        IL     1995   1976/94       2     1,251,294       499,999      $4,176,000        $8.35      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 26  Vernon Hills MSA           IL     1995   1973/89       2     1,063,706       503,480      $2,500,000        $4.97      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 27  Bloomingdale MSA           IL     1995   1981/88/91    2     1,292,186       427,609      $2,030,000        $4.75      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 28  Minneapolis MSA            MN     1995   1962/94       1       982,228       201,561      $1,950,000        $9.67      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 29  Milwaukee MSA              WN     1995   1972          1     1,014,851       395,598      $2,420,000        $6.12      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 30  Milwaukee MSA              WN     1995   1970          1     1,257,676       371,420      $2,700,000        $7.27      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 31  Genesee County MSA         MI     1995   1980/93       1       451,036       230,625        $902,000        $3.91      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 32  Louisville/Clark County    IN     1995   1990          1       750,343       306,059      $1,676,000        $5.48      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 33  Indianapolis MSA           IN     1995   1966/87       1     1,239,059       260,359      $1,431,000        $5.50      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 34  Tampa MSA                  FL     1995   1995          1       977,047       359,579      $1,980,000        $5.51      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 35  Plantation MSA             FL     1995   1979/93       1     1,004,061       282,952      $1,829,000        $6.46      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 36  Miami MSA                  FL     1995   1982          1     1,120,827       290,385      $1,820,000        $6.27      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 37  Coral Springs MSA          FL     1995   1984/96       1     1,171,127       293,183      $1,700,000        $5.80      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 38  North/Central Kansas       KS     1995   1987/90       1       400,307       185,324        $830,000        $4.48      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 39  Amarillo MSA               TX     1995   1982/86       1       889,508       316,190      $1,180,000        $3.73      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 40  Las Vegas MSA              NV     1995   1992          1       241,580       241,580      $3,190,000       $13.20      Urban
------------------------------------------------------------------------------------------------------------------------------------
 41  Las Vegas MSA              NV     1994   1981/93       2       819,374       286,936      $2,455,000        $8.56      Urban
------------------------------------------------------------------------------------------------------------------------------------
 42  Knoxville MSA              TN     1995   1972/94       1     1,333,018       382,150      $1,810,000        $4.74      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 43  Nashville MSA              TN     1995   1990          2       716,462       373,662      $2,280,000        $6.10      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 44  Riverside County MSA       CA     1995   1970/91       1     1,044,536       411,640      $3,000,000        $7.29      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 45  Seattle MSA                WA     1995   1979/95       1     1,012,754       311,019      $1,400,000        $4.50      Suburban
====================================================================================================================================
     Survey Mean:                                                   894,452       328,436      $2,205,556        $6.76
====================================================================================================================================

====================================================================================================================================
OPERATING EXPENSE STATISTICS                                                                        Regional & Super-Regional Malls
Cushman & Wakefield, Inc.                                                                                                      East
====================================================================================================================================
                                  ULI             ULI             ULI             ULI             ULI              ULI         ULI
                                  ---             ---             ---             ---             ---              ---         ---
                       Super-Regional  Super-Regional  Super-Regional  Super-Regional        Regional         Regional    Regional
                             Centers/        Centers/        Centers/        Centers/        Centers/         Centers/    Centers/
                                 U.S.            U.S.            East            East            U.S.             U.S.        East
                              Average          Median         Average          Median         Average           Median     Average
====================================================================================================================================
--------------------
Property Profile
--------------------

   Total GLA:                 999,544       1,009,585         935,436         937,742         582,893          579,154     644,794
   Total Owner GLA:           563,689         535,272         531,481         483,976         461,822          435,855     512,183
   Shop Sales/sf*:            $203.09         $198.93         $220.64         $183.81         $176.16          $163.54     $204.96
   Anchor Sales/sf:           $149.38         $138.66         $152.35         $136.98         $156.30          $152.29     $174.78

--------------------
Opertating Income
--------------------

   Minimum Rent:               $16.30          $16.79          $17.14          $18.17          $12.05           $11.33      $13.62
   Overage Rent:                $1.14           $1.04           $1.40           $1.25           $0.86            $0.76       $0.92
   CAM Charges:                 $4.68           $4.60           $5.01           $4.70           $3.34            $3.23       $4.33
   Property Taxes:              $1.72           $1.54           $1.79           $1.52           $1.13            $1.08       $1.62
   Insurance:                   $0.11           $0.06           $0.13           $0.14           $0.09            $0.08       $0.13
   Utilities:                   $1.74           $1.84           $2.38           $2.43           $1.55            $1.18       $1.35
   Other:                       $1.15           $0.62           $1.24           $0.53           $0.42            $0.37       $0.28
   -----                       ------          ------          ------          ------          ------           ------      ------
   Total Income:               $27.32          $27.32          $29.08          $28.59          $19.86           $18.98      $23.25

--------------------
Operating Expenses
--------------------

   Total Maintenance**:         $4.50           $4.45           $4.85           $4.67           $3.43            $3.16       $4.11
   Real Estate Taxes:           $1.86           $1.55           $2.04           $1.51           $1.27            $1.16       $1.75
   Insurance:                   $0.32           $0.28           $0.40           $0.29           $0.26            $0.23       $0.30
   Advertising:                 $0.60           $0.44           $0.83           $0.61           $0.56            $0.48       $0.64
   Administrative***:           $0.87           $0.74           $0.82           $0.71           $0.93            $0.82       $0.96
   Management Fee:              $0.63           $0.59           $0.61           $0.55           $0.40            $0.39       $0.53
   --------------              ------          ------          ------          ------          ------           ------      ------
   Total Expenses:              $9.25           $8.87           $9.84           $8.47           $7.35            $6.63       $8.89

   OER:                          33.9%           32.5%           33.8%           29.6%           37.0%            34.9%       38.2%

--------------------
Net Operating Income           $17.63          $17.12          $18.72          $17.01          $12.02           $10.85      $14.33
--------------------

====================================================================================================================================

====================================================================================================================================
                                ULI            ICSC            ICSC             ICSC            ICSC            ICSC            ICSC
                                ---            ----            ----             ----            ----            ----            ----
                           Regional  Enclosed Malls  Enclosed Malls   Enclosed Malls  Enclosed Malls  Enclosed Malls  Enclosed Malls
                           Centers/            U.S.            U.S.             U.S.            U.S.            East            East
                               East           Total        500,000-         800,000-            Over          Median          Median
                             Median          Survey       799,999sf        999,999sf     1,000,000sf      <800,000sf      >800,000sf
====================================================================================================================================

--------------------
Property Profile
--------------------

   Total GLA:               676,000         744,050         617,499          900,813       1,148,133         324,816        988,503
   Total Owner GLA:         448,114         441,394         460,399          515,392         575,309         280,740        635,789
   Shop Sales/sf*:          $183.05         $222.04         $201.55          $259.74         $255.55         $161.96        $251.73
   Anchor Sales/sf:         $176.70         $159.39         $145.82          $184.98         $171.34         $160.49        $174.86

--------------------
Opertating Income
--------------------

   Minimum Rent:             $11.99          $17.60          $15.38           $19.85          $21.60          $16.32         $22.97
   Overage Rent:              $1.00              --              --               --              --              --             --
   CAM Charges:               $4.02           $5.73           $5.45            $8.23           $7.24           $4.28          $7.99
   Property Taxes:            $1.32           $1.84           $1.14            $2.76           $2.82           $1.63          $3.45
   Insurance:                 $0.05           $0.15           $0.17            $0.19           $0.13           $0.13          $0.15
   Utilities:                 $0.65           $0.73           $1.56            $0.78           $1.08           $0.40          $1.05
   Other:                     $0.34           $0.28           $0.22            $0.38           $0.39           $0.10          $0.54
   -----                     ------          ------          ------           ------          ------          ------         ------
   Total Income:             $22.25          $27.60          $26.22           $32.90          $36.05          $21.61         $39.42

--------------------
Operating Expenses
--------------------

   Total Maintenance**:       $3.50           $4.33           $4.65            $5.45           $5.52           $3.27          $6.11
   Real Estate Taxes:         $1.19           $2.31           $1.82            $3.32           $3.30           $2.37          $3.95
   Insurance:                 $0.26           $0.37           $0.34            $0.42           $0.43           $0.39          $0.43
   Advertising:               $0.35           $1.18           $1.04            $1.37           $1.81           $0.77          $1.37
   Administrative***:         $0.80           $1.05           $1.02            $1.21           $1.29           $0.83          $1.51
   Management Fee:            $0.42           $0.75           $0.65            $0.91           $0.95           $0.51          $1.06
   --------------            ------          ------          ------           ------          ------          ------         ------
   Total Expenses:            $7.38          $11.06          $10.50           $12.65          $13.66          $10.09         $15.59

   OER:                        33.2%           40.1%           40.0%            38.4%           37.9%           46.7%          39.5%

--------------------
Net Operating Income         $13.28          $16.26          $14.55           $19.31          $21.19          $14.98         $24.27
--------------------

----------------
* Average sale include all mall shop tenants.
** CAM expenses include repair & maintenance, utilities, and security.
*** Management fees & bad debt allowances have been deducted from administrative costs. Management has been shown separately.

Source: Urban Land Institute "Dollars & Cents" (1995); International Council of Shopping Centers "The Score" (1996).
(Because the data are means/medians, detailed amounts do not add to totals).
====================================================================================================================================